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                                                                    EXHIBIT 10.8

                      AMENDMENT NO. 1 TO GUARANTY AGREEMENT

      THIS AMENDMENT NO. 1 TO GUARANTY AGREEMENT (this "AMENDMENT") is entered into as of December 15, 2004 by and among BUCKEYE PIPE LINE SERVICES COMPANY, a Pennsylvania corporation (the "GUARANTOR"), and each of the undersigned holders of Notes (as defined below).

                                    RECITALS

      A. The Buckeye Pipe Line Services Company Employee Stock Ownership Plan Trust (the "ESOP TRUST") and the undersigned holders of Notes entered into a Note Agreement dated as of May 4, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "NOTE AGREEMENT"), pursuant to which the ESOP Trust issued and sold to such holders the ESOP Trust's 3.60% Senior Secured Notes due March 28, 2011, in the aggregate principal amount of $44,133,600 (together with any notes issued in substitution or exchange therefor pursuant to the Note Agreement, the "NOTES").

      B. In connection with the issuance and sale of the Notes pursuant to the Note Agreement, the Guarantor entered into a Guaranty Agreement dated as of May 4, 2004 (as amended, restated, supplemented or otherwise modified from time to time, including by this Amendment, the "GUARANTY"), in favor of the holders from time to time of the Notes. Capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Guaranty.

      C. The undersigned holders of Notes have been advised that the Manager, the Master Partnership and certain of their respective Affiliates desire to effect a restructuring of certain contractual rights and obligations and other arrangements, which will include the following: (i) the Manager will transfer its general partner interests in the Master Partnership and each of the Operating Companies that is a limited partnership to Buckeye GP LLC, a newly formed Delaware limited liability company and wholly owned subsidiary of the Manager (the "NEW MANAGER"); (ii) the New Manager will become the new general partner of the Master Partnership and each of such Operating Companies and will assume all of the rights and obligations of the Manager as general partner of the Master Partnership and each of such Operating Companies; (iii) the Services Agreement (as defined in the Agreement before giving effect to this Amendment) will be terminated and a new services agreement will be entered into by and among the Master Partnership, certain of the Operating Companies and the Services Company; (iv) the Manager will assign all of its contractual rights and obligations, other than those under the Incentive Compensation Agreement, to the New Manager, and the New Manager will assume all such rights and obligations;
(v) BMC and the Manager will merge with and into Glenmoor, which will immediately thereafter change its name to MainLine Sub LLC and will thereafter directly own all of the issued and outstanding equity interests in the New Manager; and (vi) certain additional actions necessary or advisable in order to effect the foregoing will be taken.

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      D. To facilitate the above-described restructuring, the ESOP Trustee and the Guarantor have requested that (i) the Guaranty be amended and (ii) the holders of Notes consent to certain elements of such restructuring, in each case as provided hereinbelow.

      E. The undersigned holders of Notes are willing to agree to such amendments and to provide such consent, upon and subject to the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, subject to the terms and conditions set forth herein, and, in the case of the undersigned holders of Notes, in reliance on the representations and warranties of the Guarantor contained herein, as follows:

      SECTION 1. AMENDMENTS TO GUARANTY. Effective as of the Amendment Effective Date (as defined below):

            (a) Amendments to Section 1 (Definitions).

                  (i) Section 1 of the Guaranty is amended by deleting in their entirety the definitions of "BMC Expense Reimbursement Agreement", "Guarantor Security Agreement" and "Reimbursement Security Agreements". From and after the Amendment Effective Date, all references to any of such terms in the Agreement or in any of the other Note Documents shall have no further force or effect.

                  (ii) Section 1 of the Guaranty is further amended by adding the following new definition in its appropriate alphabetical position:

                        " "EXECUTIVE EMPLOYMENT AGREEMENT" shall mean the
                  Executive Employment Agreement, dated as of December 15, 2004, by and among the Manager, MainLine and the Guarantor, as amended, restated, supplemented or otherwise modified from time to time."

            (b) Amendment to Section 5.9 (Limitation on Transactions with Affiliates). Section 5.9 of the Guaranty is amended by deleting it in its entirety and replacing it with the following:

                  "5.9 LIMITATION ON TRANSACTIONS WITH AFFILIATES. Except as
            specifically contemplated by the Note Documents, the ESOP Documents, the Services Agreement and the Executive Employment Agreement, the Guarantor will not, directly or indirectly, enter into or suffer to exist any transaction (including, without limitation, the lease, purchase, sale or exchange of property or the rendering of service) with any of its Affiliates or the ESOP Trustee, MainLine, the Manager or any of their respective Affiliates unless the terms of such transaction are no less favorable to the Guarantor than could be obtained in a comparable arm's length transaction with a Person that is not an Affiliate of the Guarantor, the ESOP Trustee, MainLine, the Manager or any of their respective Affiliates."

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            (c) Amendment to Section 5.11 (Limitation on Modification or
      Termination of Certain Documents). Section 5.11 of the Guaranty is amended by deleting it in its entirety and replacing it with the following:

                  "5.11 LIMITATION ON MODIFICATION OR TERMINATION OF CERTAIN
            DOCUMENTS. Without the express prior written consent of the Required Holder(s), the Guarantor will not amend, modify, change or terminate, or consent or agree to any amendment, modification, change to or termination of, any of the terms of the Services Agreement or the Executive Employment Agreement. Without the express prior written consent of the Required Holder(s), the Guarantor will not amend, modify or change in a manner which is adverse to the interests of the holders of the Notes or in any other material respect, or consent or agree to any material amendment, modification or change, or any amendment, modification or change which is adverse to the interests of the holders of the Notes, to any of the terms of the articles of incorporation, bylaws or other corporate organizational or governance documents of the Guarantor. Promptly after the execution and delivery of any amendment, modification or change to any document described above, the Guarantor will provide a copy thereof to each Significant Holder."

                  (d) Amendments to Section 6.1 (Events of Default). Section 6.1 of the Guaranty is amended by deleting it in its entirety and replacing it with the following:

                  "6.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "EVENT OF DEFAULT" under this Guaranty:

                  (a) the Guarantor fails to pay to the Note Holders as and when due any and all amounts payable by the Guarantor to the Note Holders under this Guaranty or any other Note Document to which the Guarantor is a party;

                  (b) any representation or warranty made by the Guarantor
            herein or by the Guarantor or any of its officers in any writing furnished in connection with or pursuant to this Guaranty, the Note Agreement, the other Note Documents or the ESOP Documents shall be false in any material respect on the date as of which made;

                  (c) the Guarantor fails to perform or observe any term,
            covenant or agreement contained in Section 4.2, 4.6, 4.7, 4.8, 4.9, 4.10, 4.11, 4.13 or 5;

                  (d) the Guarantor fails to perform or observe any other
            agreement, covenant, term or condition contained herein or in any of the other Note Documents to which it is a party and such failure shall not be remedied within 30 days after any Responsible Officer obtains actual knowledge thereof;

                  (e) an "Event of Default," as such term is defined in the Note
            Agreement, shall occur and be continuing under the Note Agreement;

                  (f) the Guarantor, the Manager, the Master Partnership or any
            Significant Operating Company makes an assignment for the benefit of creditors or is generally not paying its debts as such debts become due;

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                  (g) any decree or order for relief in respect of the
            Guarantor, the Manager, the Master Partnership or any Significant Operating Company is entered under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law, whether now or hereafter in effect (the "BANKRUPTCY LAW"), of any jurisdiction;

                  (h) the Guarantor, the Manager, the Master Partnership or any
            Significant Operating Company petitions or applies to any tribunal for, or consents to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official of the Guarantor, the Manager, the Master Partnership or any Significant Operating Company or of any substantial part of the assets of the Guarantor, the Manager, the Master Partnership or any Significant Operating Company, or commences a voluntary case under the Bankruptcy Law of the United States or any proceedings relating to the Guarantor, the Manager, the Master Partnership or any Significant Operating Company under the Bankruptcy Law of any other jurisdiction;

                  (i) any such petition or application is filed, or any such proceedings are commenced, against the Guarantor, the Manager, the Master Partnership or any Significant Operating Company and such Person by any act indicates its approval thereof, consent thereto or acquiescence therein, or an order, judgment or decree is entered appointing any such trustee, receiver, custodian, liquidator or similar official, or approving the petition in any such proceedings, and such order, judgment or decree remains unstayed and in effect for more than 30 days;

                  (j) any order, judgment or decree is entered in any
            proceedings against the Guarantor, the Manager, the Master Partnership or any Significant Operating Company decreeing the dissolution of such Person and such order, judgment or decree remains unstayed and in effect for more than 60 days;

                  (k) any judgment or order, or series of judgments or orders, in an amount in excess of $250,000 is rendered against the Guarantor, or any judgment or order, or series of judgments or orders, is rendered against the Guarantor, the Master Partnership or any Operating Company which could reasonably be expected to have a Material Adverse Effect, and either (i) enforcement proceedings have been commenced by any creditor upon such judgment or order or (ii) within 60 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 60 days after the expiration of any such stay, such judgment is not discharged;

                  (l) (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Guarantor or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section

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            4001(a)(18) of ERISA) under all Plans, determined in accordance with
            Title IV of ERISA, shall exceed $250,000, (iv) the Guarantor or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Guarantor or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Guarantor or any ERISA Affiliate establishes or amends any employee welfare benefit plan that provides postemployment welfare benefits in a manner that would increase the liability of the Guarantor thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect (as used in this clause (l), the terms "EMPLOYEE BENEFIT PLAN" and "EMPLOYEE WELFARE BENEFIT PLAN" shall have the respective meanings assigned to such terms in section 3 of ERISA);

                  (m) the Master Partnership shall fail to maintain the
            effectiveness of the registration statement filed with the Securities and Exchange Commission with respect to the LP Units owned by the Guarantor for as long as such LP Units are not freely tradeable (without volume or other limitations) in the absence of such registration statement;

                  (n) (i) any Person that is or becomes a party to the Services
            Agreement shall fail to make any payment required thereunder as and when due or shall otherwise fail to perform or comply in all material respects with all obligations required to be performed or complied with by it thereunder or (ii) any Person that is or becomes a party to the Executive Employment Agreement shall fail to make any payment to, or for the benefit of, the Guarantor required thereunder as and when due;

                  (o) [intentionally omitted];

                  (p) without the express prior written consent of the Required
            Holder(s), any Person shall amend, modify, change or terminate in a manner which is adverse to the interests of the holders of the Notes, or consent or agree to any amendment, modification, change to or termination in a manner which is adverse to the interests of the holders of the Notes, any of the terms of any of the ESOP Documents;

                  (q) without the express prior written consent of the Required
            Holder(s), any Person shall amend, modify or change in a manner which is adverse to the interests of the holders of the Notes, or consent or agree to any material amendment, modification or change to, or any amendment, modification or change which is adverse to the interests of the holders of the Notes to, any of the terms of (i) the partnership agreement governing the Master Partnership, as amended prior to the Amendment No. 1 Effective Date or (ii) any of the partnership agreements or limited liability company operating agreements governing any of the Operating Companies, each as amended prior to the Amendment No. 1 Effective Date;

                  (r) the Guarantor, the Master Partnership or any Significant
            Operating Company defaults (whether as primary obligor or as guarantor or other surety) in

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            any payment of principal of or interest on any other obligation for money borrowed (or any Capitalized Lease Obligation, any obligation under a conditional sale or other title retention agreement, any obligation issued or assumed as full or partial payment for property whether or not secured by a purchase money mortgage or any obligation under notes payable or drafts accepted representing extensions of credit) beyond any period of grace provided with respect thereto, or the Guarantor, the Master Partnership or any Significant Operating Company fails to perform or observe any other agreement, term or condition contained in any agreement under which any such obligation is created (or if any other event thereunder or under any such agreement shall occur and be continuing) and the effect of such failure or other event is to cause, or to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause, such obligation to become due (or to be repurchased by the Guarantor, the Master Partnership or any Significant Operating Company) prior to any stated maturity, provided that the aggregate amount of all obligations as to which such a payment default shall occur and be continuing or such a failure or other event causing or permitting acceleration (or resale to the Guarantor, the Master Partnership or any Significant Operating Company) shall occur and be continuing exceeds $5,000,000;

                  (s) the Manager defaults (whether as primary obligor or as guarantor or other surety) in any payment of principal of or interest on any other obligation for money borrowed (or any Capitalized Lease Obligation, any obligation under a conditional sale or other title retention agreement, any obligation issued or assumed as full or partial payment for property whether or not secured by a purchase money mortgage or any obligation under notes payable or drafts accepted representing extensions of credit) beyond any period of grace provided with respect thereto, or the Manager fails to perform or observe any other agreement, term or condition contained in any agreement under which any such obligation is created (or if any other event thereunder or under any such agreement shall occur and be continuing) and the effect of such default, failure or other event is to cause such obligation to become due (or to be repurchased by the Manager) prior to any stated maturity, provided that the aggregate amount of all obligations as to which such default, failure or other event causing acceleration (or resale to the Manager) shall occur and be continuing exceeds $5,000,000; or

                  (t) any order, judgment or decree is entered in any
            proceedings against the Guarantor, the Master Partnership or any Significant Operating Company decreeing a split-up of such Person which requires the divestiture of assets representing 10% or more of the Tangible Net Worth (as of the end of the fiscal quarter immediately preceding such determination), or the divestiture of the stock of a Subsidiary whose assets represent 10% or more of the Tangible Net Worth (as of the end of the fiscal quarter immediately preceding such determination) of the consolidated assets, of such Person (determined in accordance with GAAP) and such order, judgment or decree remains unstayed and in effect for more than 60 days."

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      SECTION 2. LIMITED CONSENT. Effective as of the Amendment Effective Date
(as defined below), the undersigned holders of Notes hereby consent, pursuant to
Section 5.11 of the Guaranty, to the following:

            (a) the termination on the Amendment Effective Date of the Reimbursement Security Agreements and the Intercreditor Agreement; and

            (b) the termination on the Amendment Effective Date of the current Services Agreement (as defined in the Note Agreement immediately prior to giving effect to Amendment No. 1 thereto) and entry into the new Services Agreement (as defined in the Note Agreement immediately after giving effect to Amendment No. 1 thereto) in replacement thereof.

The foregoing consent shall be limited precisely as written and shall relate solely to the Guaranty in the manner and to the extent described herein, and nothing in this Amendment shall be deemed to (i) constitute a waiver of compliance by the Company with respect to (A) Section 5.11 of the Guaranty in any other instance or respect or (B) any other term, provision or condition of the Guaranty or any other Note Document, or (ii) prejudice any right or remedy that any holder of Notes may now have (after giving effect to the foregoing consent) or may have in the future under or in connection with the Guaranty or any other Note Document.

      SECTION 3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date hereof (the "AMENDMENT EFFECTIVE DATE"), subject to satisfaction of all conditions to effectiveness set forth in Amendment No. 1 to the Note Agreement.

      SECTION 4. REPRESENTATIONS AND WARRANTIES. In order to induce the undersigned holders of Notes to enter into this Amendment, the Guarantor represents and warrants as follows:

            (a) Power and Authority; Enforceability. The Guarantor has all requisite power to execute, deliver, and perform its obligations under this Amendment and under the Guaranty as amended hereby. The execution, delivery and performance by the Guarantor of this Amendment and of the Guaranty as amended hereby, and of all documents to be executed and delivered in connection herewith, have been duly authorized by all requisite action on the part of the Guarantor. The Guarantor has duly executed and delivered this Amendment, and this Amendment and the Guaranty as amended hereby constitute the legal, valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their respective terms.

            (b) No Conflicts. The execution, delivery and performance by the Guarantor of this Amendment and of the Guaranty as amended hereby do not and will not (i) contravene the terms of the articles of incorporation or bylaws of the Guarantor, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which the Guarantor is a party or otherwise subject, or any order, injunction, writ or decree of any governmental authority binding on

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      the Guarantor or its properties, or (iii) violate any applicable statute, law, rule or regulation binding on or affecting the Guarantor.

            (c) Representations and Warranties. The representations and warranties of the Guarantor contained in this Amendment, the Guaranty and the other Note Documents are true on and as of the date hereof.

            (d) No Default or Event of Default. No Default or Event of Default exists as of the date hereof, either before or immediately after giving effect to this Amendment and the transactions contemplated hereby (including, without limitation, the Restructuring).

            (e) No Material Adverse Effect. There exists or has occurred no condition, event or act which could reasonably be expected to have a Material Adverse Effect

      SECTION 4. MISCELLANEOUS.

            (a) Effect on Guaranty. On and after the Amendment Effective Date, each reference in the Guaranty to "this Guaranty", "hereunder", "hereof", or words of like import referring to the Guaranty and each reference in the Note Agreement, the Notes and all other Note Documents to "the Guaranty", "thereunder", "thereof", or words of like import referring to the Guaranty shall mean the Guaranty as amended by this Amendment. The Guaranty, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

            (b) Expenses. The Guarantor confirms its agreement, pursuant to
      Section 7.1 of the Guaranty, to pay promptly all expenses of the holders of Notes related to this Amendment and all matters contemplated hereby, including without limitation all fees and expenses of the holders' special counsel.

            (c) No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except as expressly set forth herein, operate as a waiver of any right, power or remedy of any holder or holders of Notes, nor constitute a waiver of any provision of the Agreement, the Notes or any other Note Document.

            (d) GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

            (e) Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same document. Delivery of this Amendment may be made by telecopy or electronic transmission of a duly executed counterpart copy hereof; provided that any such delivery by electronic transmission shall be effective only if transmitted in .pdf format, .tif format or other format in which the text is not readily modifiable by any recipient thereof.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

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      IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment as of the day and year first above written.

                                   BUCKEYE PIPE LINE SERVICES COMPANY

                                   By: /s/ Stephen C. Muther
                                        ----------------------------------------
                                   Name: Stephen C. Muther
                                   Title: Senior Vice President-Administration,
                                   General Counsel and Secretary

                                   THE PRUDENTIAL INSURANCE COMPANY
                                      OF AMERICA

                                   By: /s/ Brian N. Thomas
                                       -----------------------------------------
                                   Name: Brian N. Thomas
                                   Title: Vice President

                                    PRUCO LIFE INSURANCE COMPANY

                                    By: /s/ Brian N. Thomas
                                        ----------------------------------------
                                    Name: Brian N. Thomas
                                    Title: Vice President

                                    PRUCO LIFE INSURANCE COMPANY
                                       OF NEW JERSEY

                                    By: Brian N. Thomas
                                        ----------------------------------------
                                    Name: Brian N. Thomas
                                    Title: Vice President

            [Signature Page - Amendment No. 1 to Guaranty Agreement]